ING FUNDS TRUST

ING Institutional Prime Money Market Fund

(“Fund”)

Supplement dated December 7, 2007 to

ING Institutional Prime Money Market Fund’s Prospectus

and Statement of Additional Information (“SAI”), each dated July 31, 2007

On September 12, 2007 the Board of Trustees (“Board”) approved the designation of the Fund’s undesignated shares to Institutional Class (“Class I”) shares effective December 5, 2007. The Board also approved raising the minimum initial investment amount from $1,000,000 to $10,000,000. Therefore all references to “$1,000,000” found on page 5 of the Fund’s Prospectus are amended to reflect “$10,000,000.”

In addition, on November 30, 2007, the Board approved changing the net asset value (“NAV”) cut-off time for the Fund from 4:30 p.m. Eastern time to 5:00 p.m. Eastern time effective December 5, 2007. Effective December 5, 2007, all references in the Prospectus and SAI to the NAV cut-off time of “4:30 p.m. Eastern Time” for the Fund are amended to reflect “5:00 p.m. Eastern time.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE